UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2008

BANK OF FLORIDA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition.

On January 24, 2008, Bank of Florida Corporation issued a press release and related tables announcing its financial results for the quarter and year ending December 31, 2007. A copy of the press release and financial tables is furnished as Exhibit 99.1 to this report.

ITEM 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release and Financial Tables (solely furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)
Date:	January 24, 2008

/s/ Tracy L. Keegan
Tracy L. Keegan
Chief Financial Officer & Executive Vice President